Exhibit 10.85

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00123218.0

BlackRock Institutional Trust Company, N.A.

Attention: Tim Meyer

400 Howard Street

San Francisco, California 94105

March 18, 2014

Dear Mr. Meyer:

Reference is hereby made to the Amendment (MSCI reference: AMD_00105603.0) dated December 10, 2013 (“Amendment”) to the Index License Agreement for Funds dated March 18, 2000 (“Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amendment or the Agreement, as the case may be.

MSCI and Licensee hereby agree to modify the Amendment as follows:

1.	In Section 1 of the Amendment, the parties agree to add the following Indexes:

•	MSCI EMU 100% Hedged to USD Index
•	MSCI Emerging Markets 100% Hedged to USD Index
2.	In Section 2 of the Amendment, the parties agree to add the following Hedged ETFs:
•	iShares Currency Hedged MSCI EMU ETF
•	iShares Currency Hedged MSCI Emerging Markets ETF
3.	In the definition of ****************** in Section 3(a) of the Amendment, the parties agree to add the following ************** for the corresponding *********** specified below:

*******************

*******************

This letter modifies and operates in conjunction with the Amendment. Together this letter, the Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter. To the extent that any terms of this letter conflict with any terms of the Amendment or the Agreement, the terms of this letter shall control. This letter shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

Please indicate your agreement with the foregoing by countersigning and returning a copy of this letter. Very truly yours,

MSCI Inc.

By:	/s/ David Kinzelberg
Name:	David Kinzelberg
Title:	Executive Director

ACCEPTED AND AGREED:

Black Rock Institutional Trust Company, N.A.

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Managing Director

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